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                       SECURITIES AND EXCHANGE COMMISSION
                 450 FIFTH STREET, N.W., WASHINGTON, D.C. 20549

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                                    FORM 8-A
               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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                          DURASWITCH INDUSTRIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                    NEVADA                                       88-0308867
         (STATE OR OTHER JURISDICTION                         (I.R.S. EMPLOYER
      OF INCORPORATION OR ORGANIZATION)                     IDENTIFICATION NO.)

                   234 S. EXTENSION ROAD, MESA, ARIZONA 85210
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

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     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), check the following box.     [X]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following box.     [ ]

     Securities Act registration statement file number to which this form relates: 333-79969 (if applicable).

         SECURITIES TO REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

             TITLE OF EACH CLASS                       NAME OF EACH EXCHANGE ON WHICH
             TO BE SO REGISTERED                       EACH CLASS IS TO BE REGISTERED
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
                COMMON STOCK,                             AMERICAN STOCK EXCHANGE
          $.001 PAR VALUE PER SHARE

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     Registrant's Registration Statement on Form SB-2 under the Securities Act of 1933, No. 333-79969, filed on June 4, 1999, is incorporated herein by reference, including specifically the "Description of Securities" appearing on pages 39 to 41 of the Prospectus contained therein.

ITEM 2.  EXHIBITS.

     None.
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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                              (Registrant)DURASWITCH INDUSTRIES, INC.

                                          By:  /s/ R. Terren Dunlap

                                            ------------------------------------
                                            R. Terren Dunlap
                                            Chief Executive Officer, Chairman of
                                              the
                                            Board and Director

Date: June 4, 1999